                               JOHN HANCOCK FUNDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                     GROWTH
                                      FUND


                                  ANNUAL REPORT


                                DECEMBER 31, 1995

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                    Chairman
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                                 GAIL D. FOSLER*
                                  BAYARD HENRY*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                       Vice President, Assistant Secretary
                             and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTORS SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                               INDEPENDENTAUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             BY BERNICE S. BEHAR, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                                   GROWTH FUND

                  STOCK MARKET PROPELS TO RECORD HIGHS IN 1995,
              BOOSTED BY DECLINING INTEREST RATES, MUTED INFLATION
                          AND STRONG CORPORATE EARNINGS



Last Autumn, shareholders of John Hancock Capital Growth Fund approved the merger of their fund with John Hancock Growth Fund. The merger was effective September 15, 1995.

The same drivers that propelled the stock market in the first half of 1995 remained in place for the last six months, producing an outstanding year and double-digit returns. The Federal Reserve did a tremendous job of walking a tightrope that kept interest rates low, inflation down and the economy moving forward. The added ingredient of strong corporate profits created an ideal environment for stocks.

   Technology stocks led the charge for most of the year, but they suffered some setbacks in the fourth quarter. However, good showings from health-care and consumer staples companies helped the Fund to a strong finish. For the year ended December 31, 1995, John Hancock Growth Fund Class A and Class B shares posted total returns at net asset value of 27.17% and 26.01%, respectively. By comparison, the average growth fund's return for the year was 30.79% according to Lipper Analytical Services.(1)

[A 2 1/2" x 3 1/2" photo of Bernice S. Behar centered at bottom of page. Caption reads: "Bernice S. Behar".

                                   [CAPTION]
                       "AN IDEAL ENVIRONMENT FOR STOCKS."

                        John Hancock Funds - Growth Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Paychex 3.4% 2) Merck & Co. 2.6% 3) HBO & Co. 2.5% 4) Coca-Cola 2.3% 5) Adaptec 2.2% A footnote below reads: "As a percentage of net assets on December 31, 1995."]

   The Fund lagged its peers primarily because of the drop-off in technology and telecommunications stocks during the last quarter. While we still believe that the opportunity for technology stocks is one of the most important investment stories of the decade, we started making some cutbacks during the fourth quarter, mostly in semiconductor stocks, to help reduce our exposure to this volatile group.

SMOOTHING THE BUMPS

During the fourth quarter we increased our holdings in some larger, well-known companies in the health-care and consumer staples areas. We also added some new ones, which should help temper volatility while providing the potential for strong returns. These were bright spots for the Fund during the last few months. Companies in these areas have an ability to maintain their earnings when the economy slows. Despite a weakening economy, people still buy products made by large drug companies such as Johnson & Johnson and Merck, and consumer companies like Gillette, McDonald's and Coca-Cola, all classic names in the growth-stock world. In uncertain times, their predictable earnings often draw investors away from the cyclical companies whose profits are more tied to swings in the economy.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Sun Microsystems followed by an up arrow and the phrase "Internet-based leading edge technology." The second listing is HBO & Co. followed by an up arrow and the phrase "Dominant player in hospital information systems." The third listing is Motorola followed by a down arrow and the phrase "Weakening demand for cellular phones." Footnote below reads: "See "Schedule of Investments. "Investment holdings are subject to change."]

TECHNOLOGY STILL LARGEST SECTOR

The largest portion of the portfolio, about 27%, was still invested in technology-related stocks at the end of the period. We own a variety of companies that touch on many aspects of the technology revolution. These holdings range from network system companies, to database companies, to Internet access providers and telecommunications/cellular providers. While these are all part of the broad technology sector, our diversity among subsectors helps protect the Fund when one group is weak. For instance, on-line and computer networking companies, such as America Online (AOL) and Sun Microsystems, were very strong in the second half of the year as demand for their services continued to develop. AOL, one of the leading providers of on-line services, is also giving us exposure to the Internet -- one of the most far-reaching investment opportunities we may see in our lifetime.

   These gains helped buffer losses in other technology stocks such as semiconductors and telecommunications. Applied Materials and other semiconductor manufacturers suffered during the last six months due to concern

                                   [CAPTION]
    "OUR HOLDINGS IN MEDICAL-DEVICE FIRMS HAVE ALSO SERVED US WELL LATELY."

                        John Hancock Funds - Growth Fund

[Bar chart with heading " Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 27.17% total return for John Hancock Growth Fund: Class A. The second represents the 26.01% total return for John Hancock Growth Fund: Class B. The third represents the 30.79% total return for the average growth fund. The footnote below states: "Total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. See page seven for historical performance information."]

about production outpacing demand. And telecommunications bellwether Motorola and Finland-based Nokia stumbled because of a slowdown in telecommunications legislation and weaker-than-expected demand. We still believe technology is a growth area for the U.S. economy as companies strive to cut costs and increase productivity, but we do expect the bumps we've seen lately to continue.

HEALTH-CARE STOCKS THRIVING

Apart from drug companies, other areas of healthcare have also proved robust. Companies such as Health Management Associates, which runs hospitals in rural locations; Health Care & Retirement, which owns rehabilitation and nursing home facilities; and HBO & Co., which has a leading position in hospital information systems, have been able to stay out of the legislative fray surrounding many HMOs and other health-care providers. These companies are addressing the need for cost containment, often through consolidation, and have developed niches in their segments of the industry.

   Our holdings in medical-device firms have also served us well lately. As hospitals look to contain costs and streamline operations, they are looking for fewer providers. Boston Scientific has capitalized on this trend, becoming a leading supplier of medical devices to hospitals. One of Boston Scientific's approaches is to buy companies that have niche products and leverage their distribution system. For example, Boston Scientific recently bought Heart Technologies, a specialist in cardiovascular devices and also a holding of the Fund.

   We have made some cutbacks as well. Early in the year we had purchased broadcast and media companies such as New World Communications and Time Warner on the expectation of increasing advertising revenues. But now, anticipated revenues from the upcoming Summer Olympics and the presidential election have already been figured into stock prices and several of these companies appear to have reached their peak valuations. As a result, we have reduced or eliminated our positions in these firms.

   The newest additions to the portfolio are in the energy sector. We think oil prices will be on the rise in the coming months, driven by a harsher-than-normal winter in much of the

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                                   [CAPTION]
       "IT WOULD BE UNREALISTIC TO EXPECT A REPEAT PERFORMANCE IN 1996."

                        John Hancock Funds - Growth Fund


country and by growing demand for energy from rapidly developing third world nations. Couple these with America's continuing love affair with gas-guzzling minivans and sport utility vehicles and lower oil reserves, and we could have the makings of a strong year for oil prices. To ride this wave, we've purchased drilling and oil service companies such as Reading & Bates, Schlumberger and Halliburton Co.

ON THE HORIZON

Although the factors that drove the sensational market in 1995 are still in place, it would be unrealistic to expect a repeat performance in 1996. Since the start of the year, the market has already experienced a few corrections. More volatility could lie ahead as investors take profits and different sectors rotate in and out of favor.

   Despite these expected setbacks, in our view the fundamental picture still looks good for growth stocks. With economic growth slowing, interest rates have room to come down further, and inflation should remain low. Traditionally, these factors have contributed to stock market advances. What's more, presidential election years tend to be favorable for stocks. Overall, we're looking for growth stocks to perform reasonably well in the months to come, albeit not at 1995's torrid pace.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and January 3, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.




                            CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                            ONE      FIVE         MOST RECENT
                                           YEAR      YEARS         TEN YEARS
                                           ----      -----         ---------
Growth Fund: Class A                      20.82%     89.81%         205.92%
Growth Fund: Class B                      21.01%     13.75%(1)       N/A


                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                            ONE      FIVE         MOST RECENT
                                           YEAR      YEARS         TEN YEARS
                                           ----      -----         ---------
Growth Fund: Class A                       20.82%    13.69%         11.76%
Growth Fund: Class B                       21.01%     6.69%(1)       N/A

                              NOTES TO PERFORMANCE

(1) Class B shares started on January 3, 1994.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

GROWTH FUND
CLASS A SHARES

[Line chart with the heading Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $39,955 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund on December 31, 1985, before sales charge, and is equal to $32,196 as of December 31, 1995. The third line represents the Growth Fund after sales charge and is equal to $30,592 as of December 31, 1995.]

GROWTH FUND
CLASS B SHARES

[Line chart with the heading Growth Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,934 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $11,755 as of December 31, 1995. The third line represents the Growth Fund after contingent deferred sales charge and is equal to $11,375 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, preferred stock and
     other investments (cost - $165,477,205) ...................    $250,529,960
   Publicly traded convertible bonds (cost - $650,000) .........         712,563
   Joint repurchase agreement (cost - $7,320,000) ..............       7,320,000
   Corporate savings account ...................................           5,883
                                                                    ------------
                                                                     258,568,406

  Receivable for shares sold ...................................          10,795
  Receivable for investments sold ..............................       4,273,499
  Interest receivable ..........................................           8,649
  Dividends receivable .........................................         141,137
  Other assets .................................................          23,796
                                                                    ------------
                    Total Assets ...............................     263,026,282
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased ...............................             123
  Payable for investments purchased ............................       5,028,850
  Payable to John Hancock Advisers, Inc. .......................
   and affiliates - Note B .....................................         267,247
  Accounts payable and accrued expenses ........................         117,421
                                                                    ------------
                    Total Liabilities ..........................       5,413,641
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..............................................     172,385,747
  Accumulated net realized gain on investments .................         111,577
  Net unrealized appreciation of investments ...................      85,115,318
                                                                    ------------
                    Net Assets .................................    $257,612,642
                    ============================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $241,699,860/12,388,361 ............................    $      19.51
  ==============================================================================
  Class B - $15,912,782/826,498 ................................    $      19.25
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($19.51 x 105.26%) .................................    $      20.54
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $14,730) .....     $ 1,202,907
  Interest ....................................................         785,627
                                                                    -----------
                                                                      1,988,534
                                                                    -----------
  Expenses:
   Investment management fee - Note B .........................       1,561,020
   Distribution/service fee - Note B
     Class A ..................................................         559,382
     Class B ..................................................          82,591
   Transfer agent fee - Note B ................................         578,813
   Printing ...................................................          46,658
   Custodian fee ..............................................          43,950
   Auditing fee ...............................................          32,214
   Registration and filing fees ...............................          29,808
   Trustees' fees .............................................          15,625
   Miscellaneous ..............................................          10,421
   Legal fees .................................................           1,633
                                                                    -----------
                    Total Expenses ............................       2,962,115
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (973,581)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold .......................       9,207,214
  Change in net unrealized appreciation/depreciation
   of investments .............................................      30,638,725
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments .......................      39,845,939
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $38,872,358
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                          -------------------------------
                                                                               1995              1994
                                                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ................................................    $    (973,581)    $    (986,780)
  Net realized gain (loss) on investments sold .......................        9,207,214         1,529,276
  Change in net unrealized appreciation/depreciation of investments ..       30,638,725       (13,091,731)
                                                                          -------------     -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ...       38,872,358       (12,549,235)
                                                                          -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold
   Class A - ($0.6945 and $0.2020 per share, respectively) ...........       (8,391,968)       (1,850,208)
   Class B** - ($0.6945 and $0.2020 per share, respectively) .........         (552,264)          (43,984)
   Class C*** - (none and $0.2020 per share, respectively) ...........           --               (18,255)
                                                                          -------------     -------------
     Total Distributions to Shareholders .............................       (8,944,232)       (1,912,447)
                                                                          -------------     -------------

FROM FUND SHARE TRANSACTIONS -- NET* .................................       75,837,052         2,086,820
                                                                          -------------     -------------
NET ASSETS:
  Beginning of period ................................................      151,847,464       164,222,326
                                                                          -------------     -------------
  End of period ......................................................    $ 257,612,642     $ 151,847,464
                                                                          =============     =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                             YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                                  1995                             1994
                                                                       ---------------------------     ---------------------------
                                                                         SHARES          AMOUNT          SHARES          AMOUNT
                                                                       ----------     ------------     ----------     ------------
CLASS A
  Shares sold .....................................................     1,671,481     $ 32,932,574      4,198,071     $ 71,177,794
  Shares issued in reorganization - Note D ........................     3,788,495       77,588,384          --               --
  Shares issued to shareholders in reinvestment of distributions ..       402,050        7,803,606        110,953        1,738,305
                                                                       ----------     ------------     ----------     ------------
                                                                        5,862,026      118,324,564      4,309,024       72,916,099
  Less shares repurchased .........................................    (2,691,827)     (52,370,704)    (4,457,375)     (75,094,698)
                                                                       ----------     ------------     ----------     ------------
  Net increase (decrease) .........................................     3,170,199     $ 65,953,860       (148,351)    $ (2,178,599)
                                                                       ==========     ============     ==========     ============
CLASS B **
  Shares sold .....................................................       333,335     $  6,333,583        259,658     $  4,192,534
  Shares issued in reorganization - Note D ........................       471,911        9,563,328          --               --
  Shares issued to shareholders in reinvestment of distributions ..        27,495          526,875          2,737           42,721
                                                                       ----------     ------------     ----------     ------------
                                                                          832,741       16,423,786        262,395        4,235,255
  Less shares repurchased .........................................      (246,690)      (4,843,723)       (21,948)        (347,495)
                                                                       ----------     ------------     ----------     ------------
  Net increase ....................................................       586,051     $ 11,580,063        240,447     $  3,887,760
                                                                       ==========     ============     ==========     ============
CLASS C ***
  Shares sold .....................................................           841     $     15,270         30,518     $    480,690
  Shares issued to shareholders in reinvestment of distributions ..         --               --             1,121           17,646
                                                                       ----------     ------------     ----------     ------------
                                                                              841           15,270         31,639          498,336
  Less shares repurchased .........................................       (99,061)      (1,712,141)        (7,014)        (120,677)
                                                                       ----------     ------------     ----------     ------------
  Net increase (decrease) .........................................       (98,220)    $ (1,696,871)        24,625     $    377,659
                                                                       ==========     ============     ==========     ============

 ** Class B shares commenced operations on January 3, 1994.
*** All Class C shares were redeemed on March 31, 1995.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated: investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------

                                                                       1995           1994        1993        1992        1991
                                                                     --------       --------    --------    --------    --------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................    $  15.89       $  17.40    $  17.32    $  17.48    $  12.93
                                                                     --------       --------    --------    --------    --------
  Net Investment Income (Loss) ..................................       (0.09)(c)      (0.10)      (0.11)      (0.06)       0.04
  Net Realized and Unrealized Gain (Loss) on Investments ........        4.40          (1.21)       2.33        1.10        5.36
                                                                     --------       --------    --------    --------    --------
   Total from Investment Operations .............................        4.31          (1.31)       2.22        1.04        5.40
                                                                     --------       --------    --------    --------    --------
  Less Distributions:
  Dividends from Net Investment Income ..........................        --             --          --          --         (0.04)
  Distributions from Net Realized Gain on Investments Sold ......       (0.69)         (0.20)      (2.14)      (1.20)      (0.81)
                                                                     --------       --------    --------    --------    --------
   Total Distributions ..........................................       (0.69)         (0.20)      (2.14)      (1.20)      (0.85)
                                                                     --------       --------    --------    --------    --------
  Net Asset Value, End of Period ................................    $  19.51       $  15.89    $  17.40    $  17.32    $  17.48
                                                                     ========       ========    ========    ========    ========
  Total Investment Return at Net Asset Value (g) ................       27.17%         (7.50%)     13.03%       6.06%      41.68%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................    $241,700       $146,466    $162,937    $153,057    $145,287
  Ratio of Expenses to Average Net Assets .......................        1.48%          1.65%       1.56%       1.60%       1.44%
  Ratio of Net Investment Income (Loss) to Average Net Assets ...       (0.46%)        (0.64%)     (0.67%)     (0.36%)      0.27%
  Portfolio Turnover Rate .......................................          68%(i)         52%         68%         71%         82%

CLASS B (a)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................    $ 15.83        $17.16(b)
                                                                     -------        ------
  Net Investment Loss ...........................................      (0.26)(c)     (0.20)(c)
  Net Realized and Unrealized Gain (Loss) on Investments ........       4.37         (0.93)
                                                                     -------        ------
   Total from Investment Operations .............................       4.11         (1.13)
                                                                     -------        ------
  Less Distributions:

  Distributions from Net Realized Gain on Investments Sold ......      (0.69)        (0.20)
                                                                     -------        ------
  Net Asset Value, End of Period ................................    $ 19.25        $15.83
                                                                     =======        ======
  Total Investment Return at Net Asset Value (g) ................      26.01%        (6.56%)(f)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................    $15,913        $3,807
  Ratio of Expenses to Average Net Assets .......................       2.31%         2.38%(d)
  Ratio of Net Investment Loss to Average Net Assets ............      (1.39%)       (1.25%)(d)
  Portfolio Turnover Rate .......................................         68%(i)        52%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                                PERIOD ENDED       DECEMBER 31,     PERIOD ENDED
                                                               MARCH 31, 1995         1994        DECEMBER 31, 1993
                                                               --------------      ------------   -----------------
CLASS C (e)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ......................     $   16.02         $   17.46          $   17.05(b)
                                                                  ---------         ---------          ---------
  Net Investment Income (Loss) ..............................          0.02(c)          (0.01)             (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments ....          1.28             (1.23)              2.57
                                                                  ---------         ---------          ---------
   Total from Investment Operations .........................          1.30             (1.24)              2.55
                                                                  ---------         ---------          ---------
  Less Distributions:

  Distributions from Net Realized Gain on Investments Sold ..         --                (0.20)             (2.14)
                                                                  ---------         ---------          ---------
  Net Asset Value, End of Period ............................     $   17.32         $   16.02          $   17.46
                                                                  =========         =========          =========
  Total Investment Return at Net Asset Value (g) ............          8.11%(f)         (7.07%)           (15.18%)(f)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .................     $   1,672         $   1,574          $   1,285
  Ratio of Expenses to Average Net Assets ...................          1.05%(d)          1.12%              1.05%(d)
  Ratio of Net Investment Income (Loss) to Average Net Assets          0.44%(d)         (0.08%)            (0.17%)(d)
  Portfolio Turnover Rate ...................................            39%               52%                68%

(a) Class B shares commenced operations on January 3, 1994.
(b) Initial price at commencement of operations.
(c) On average month end shares outstanding.
(d) On an annualized basis.
(e) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(f) Not annualized.
(g) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(i) Portfolio turnover rate excludes merger activity.


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GROWTH FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO FIVE MAIN CATEGORIES: COMMON STOCKS, PREFERRED STOCKS, OTHER INVESTMENTS, PUBLICLY TRADED CONVERTIBLE BONDS AND SHORT-TERM INVESTMENTS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------    ------
COMMON STOCKS
AEROSPACE (0.53%)
  Thiokol Corp. .................................       40,000*      $ 1,355,000
                                                                     -----------
BANKS (1.41%)
  Chase Manhattan Corp. .........................       60,000*        3,637,500
                                                                     -----------
BEVERAGES (2.31%)
  Coca-Cola Co. (The) ...........................       80,000         5,940,000
                                                                     -----------
BROADCASTING (0.72%)
  Capital Cities /ABC, Inc. .....................       15,000*        1,850,625
                                                                     -----------
CHEMICALS (2.08%)
  Eastman Chemical Co. ..........................       20,000*        1,252,500
  Millipore Corp. ...............................      100,000*        4,112,500
                                                                     -----------
                                                                       5,365,000
                                                                     -----------
COMPUTERS (8.14%)
  Cognex Corp. * * ..............................      120,000*        4,170,000
  Compaq Computer Corp. * * .....................       80,000*        3,840,000
  Hewlett-Packard Co. ...........................       20,000*        1,675,000
  Lexmark International Group, Inc. .............
   (Class A) * * ................................       80,000*        1,460,000
  Seagate Technology, Inc. * * ..................       70,000*        3,325,000
  Silicon Graphics, Inc. * * ....................       70,000*        1,925,000
  Sun Microsystems, Inc. * * ....................      100,000*        4,562,500
                                                                     -----------
                                                                      20,957,500
                                                                     -----------
COSMETICS & TOILETRIES (3.37%)
  Estee Lauder Cos., Inc. (Class A) * * .........       84,600*        2,950,425
  Gillette Co. (The) ............................      110,000         5,733,750
                                                                     -----------
                                                                       8,684,175
                                                                     -----------
DIVERSIFIED OPERATIONS (0.19%)
  ITT Industries, Inc. ..........................       20,000*          480,000
                                                                     -----------
DRUGS (7.88%)
  Johnson & Johnson .............................       65,000         5,565,625
  Merck & Co., Inc. .............................      100,000*        6,575,000
  Pfizer, Inc. ..................................       60,000         3,780,000
  Schering-Plough Corp. .........................       80,000*        4,380,000
                                                                     -----------
                                                                      20,300,625
                                                                     -----------
ELECTRONICS (14.28%)
  Adaptec, Inc. * * .............................      140,000         5,740,000
  Altera Corp. * * ..............................       25,000*        1,243,750
  Applied Materials, Inc. * * ...................       80,000*        3,150,000
  Bay Networks, Inc. * * ........................      112,500*        4,626,562
  Benchmarq Microelectronics, * * ...............       75,000*          609,375
  Cisco Systems, Inc. * * .......................       60,000         4,477,500
  Duracell International, Inc. ..................       90,000*        4,657,500
  Intel Corp. ...................................       30,000*        1,702,500
  LSI Logic Corp. * * ...........................       60,000*        1,965,000
  Molex, Inc. ...................................       50,000*        1,587,500
  Molex, Inc. (Class A) .........................       93,750         2,871,094
  Vishay Intertechnology, Inc. * * ..............      132,300         4,167,450
                                                                     -----------
                                                                      36,798,231
                                                                     -----------
FINANCIAL/BUSINESS SERVICES (8.08%)
  Capital One Financial Corp. ...................       60,000*        1,432,500
  Dean Witter Discover & Co. ....................       50,000*        2,350,000
  Edwards (A.G.), Inc. ..........................       45,000*        1,074,375
  First Data Corp. ..............................       40,000*        2,675,000
  MBNA Corp. ....................................      120,000         4,425,000
  Paychex, Inc. .................................      177,500         8,852,812
                                                                     -----------
                                                                      20,809,687
                                                                     -----------
FOOD (2.77%)
  ConAgra, Inc. .................................       40,000*        1,650,000
  Kellogg Co. ...................................       50,000*        3,862,500
  Nabisco Holdings Corp. (Class A) ..............       50,000*        1,631,250
                                                                     -----------
                                                                       7,143,750
                                                                     -----------
HEALTHCARE (10.10%)
  Amgen, Inc. * * ...............................       70,000*        4,156,250
  Boston Scientific Corp. * * ...................       25,000*        1,225,000
  Cardinal Health, Inc. * * .....................       82,500         4,516,875
  HBO & Co. .....................................       85,000         6,513,125
  Health Management Associates, Inc. ............
   (Class A) * * ................................      195,000         5,094,375


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------    ------
HEALTHCARE (CONTINUED)
  Heart Technology, Inc. * * ..................         30,000*      $   986,250
  IDEXX Laboratories, Inc. * * ................         75,000*        3,525,000
                                                                     -----------
                                                                      26,016,875
                                                                     -----------
HOTELS & MOTELS (0.37%)
  Marriott International, Inc. ................         25,000*          956,250
                                                                     -----------
INSURANCE (0.38%)
  ITT Hartford Group, Inc. * * ................         20,000*          967,500
                                                                     -----------
LEISURE & RECREATION (3.54%)
  Disney (Walt) Co., (The) ....................         70,000         4,130,000
  ITT Corp. * * ...............................         20,000*        1,060,000
  PolyGram N.V. American Depository
   Receipt, (ADR) .............................         75,000         3,937,500
                                                                     -----------
                                                                       9,127,500
                                                                     -----------
LINEN SUPPLY (1.55%)
  Cintas Corp. ................................         90,000         4,005,000
                                                                     -----------
NURSING HOMES (3.26%)
  Health Care & Retirement Corp. * * ..........        130,000         4,550,000
  Manor Care, Inc. ............................        110,000         3,850,000
                                                                     -----------
                                                                       8,400,000
                                                                     -----------
OIL / GAS (4.73%)
  Diamond Offshore Drilling, * *...............        100,000*        3,375,000
  Halliburton Co. .............................         50,000*        2,531,250
  Reading & Bates Corp. * * ...................        100,000*        1,500,000
  Schlumberger Ltd. ...........................         35,000*        2,423,750
  Western Atlas, Inc. * * .....................         46,600*        2,353,300
                                                                     -----------
                                                                      12,183,300
                                                                     -----------
PUBLISHING (1.94%)
  News Corp. Ltd. (The) (ADR) .................        125,000         2,671,875
  Scholastic Corp. * * ........................         30,000*        2,332,500
                                                                     -----------
                                                                       5,004,375
                                                                     -----------
RETAIL (9.69%)
  Borders Group, Inc. * * .....................        125,000*        2,312,500
  Circuit City Stores, Inc. ...................         54,700*        1,511,087
  CUC International, Inc. * * .................        142,500         4,862,812
  Landry's Seafood Restaurants, Inc. * * ......        120,000*        2,047,500
  McDonald's Corp. ............................        120,000         5,415,000
  Men's Wearhouse, Inc. (The) * * .............         45,000*        1,158,750
  PetSmart, Inc. * * ..........................        100,000*        3,100,000
  Walgreen Co. ................................        100,000*        2,987,500
  Wal-Mart Stores, Inc. .......................         70,000         1,566,250
                                                                     -----------
                                                                      24,961,399
                                                                     -----------
SOFTWARE (4.98%)
  America Online, Inc. * * ....................        120,000         4,500,000
  Electronic Arts, Inc. * * ...................         40,000*        1,045,000
  Microsoft Corp. * * .........................         25,000*        2,193,750
  Oracle Corp. * * ............................        120,000*        5,085,000
                                                                    ------------
                                                                      12,823,750
                                                                    ------------
TELECOMMUNICATIONS (4.95%)
  Airtouch Communications, Inc. * * ...........         90,000         2,542,500
  AT&T Corp. ..................................         25,000*        1,618,750
  Ericsson (L.M.) Telephone Co., (Class B)
   (ADR) * * ..................................        104,500*        2,037,750
  Motorola, Inc. ..............................         60,400         3,442,800
  Nokia Corp. (Class A) (ADR) .................         80,000*        3,110,000
                                                                    ------------
                                                                      12,751,800
                                                                    ------------
                             TOTAL COMMON STOCK
                            (Cost $165,395,830)         (97.25%)     250,519,842
                                                     ---------      ------------

PREFERRED STOCK
ELECTRONICS (0.00%)
  Teledyne, Inc., Ser E, $1.20 ................            700*           10,063
                                                                    ------------
                          TOTAL PREFERRED STOCK
                                 (Cost $10,500)          (0.00%)          10,063
                                                     ---------      ------------

OTHER INVESTMENT
DRUGS (0.00%)
  Lilly (Eli) & Co., Contingent
   Payment Units ** ...........................         14,000                55
                                                                    ------------
                         TOTAL OTHER INVESTMENT
                                 (Cost $70,875)          (0.00%)              55
                                                     ---------      ------------
                           TOTAL COMMON STOCKS,
                            PREFERRED STOCK AND
                               OTHER INVESTMENT
                            (Cost $165,477,205)         (97.25%)     250,529,960
                                                     ---------      ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


                                    INTEREST     S&P          PAR VALUE          MARKET
ISSUER, DESCRIPTION                   RATE     RATING***   (000'S OMITTED)        VALUE
-------------------                   ----     ---------   ---------------        -----
PUBLICLY TRADED CONVERTIBLE BONDS
Toys/Games/Hobby Products (0.28%)
  Hasbro, Inc.
   Conv. Sub.
   Note 11-15-98..................      6.00%     A-           $  650        $    712,563
                                                                             ------------
             TOTAL PUBLICLY TRADED
                 CONVERTIBLE BONDS
                   (Cost $650,000)                               (0.28%)          712,563
                                                               -------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.84%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 12-29-95, due 01-02-96
   (secured by U.S. Treasury
   Bonds, 10.375% due
   11-15-12 and 7.50%
   due 11-15-16)..................      5.90                     7,320          7,320,000
                                                                             ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00%                                                               5,883
                                                                             ------------
      TOTAL SHORT-TERM INVESTMENTS                               (2.84%)        7,325,883
                                                               -------       ------------
                 TOTAL INVESTMENTS                             (100.37%)     $258,568,406
                                                               =======       ============

  * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.
 ** Non-income producing security.
*** Credit rating is unaudited.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Growth Fund (the "Fund") and John Hancock Special Value Fund. The investment objective of the Fund is to achieve long-term appreciation of capital by diversifying its investments among a number of industry groups without concentration in any particular industry.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding in the current fiscal year during the period from January 1, 1995 through March 31, 1995, but were abolished by the Trustees on May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $376,267. Out of this amount, $59,781 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $20,565 was paid as sales commissions to unrelated broker-dealers, and $295,921 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges amounted to $16,695.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $385,350 for Class A, $22,387 for Class B and $408 for Class C shares, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. John Hancock Mutual Life Insurance Company owns 400,000 Class A shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John

                         NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Growth Fund


Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended December 31, 1995 aggregated $107,466,892 and $116,529,822, respectively.

   The cost of investments owned at December 31, 1995 (excluding the corporate savings account), for Federal income tax purposes was $173,452,018. Gross unrealized appreciation and depreciation of investments aggregated $88,383,168 and $3,272,662, respectively, resulting in net unrealized appreciation of $85,110,506.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Capital Growth Fund (JHCGF) approved a plan of reorganization between JHCGF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCGF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,788,495 Class A shares, and 471,911 Class B shares of John Hancock Growth Fund for the net assets of JHCGF, which amounted to $77,588,384 and $9,563,328 for Class A and B shares, respectively, including $20,624,702 of unrealized appreciation, at the close of business on September 15, 1995.

NOTE E --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified the accumulated net investment loss $973,581 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                        John Hancock Funds - Growth Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Trustees and Shareholders of
John Hancock Capital Series --
John Hancock Growth Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Growth Fund (the "Fund'), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Growth Fund portfolio of John Hancock Capital Series at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

   The Fund designated a distribution to shareholders $8,944,000 as long-term capital gain dividends. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

   United States Government Obligations:None of the 1995 income earned by the Fund was derived from obligations of the U.S. government or its agencies. The Fund did not have any assets invested in U.S. Treasury bonds, bills, notes or other U.S. Government Agencies at year end.

   For the fiscal year ending December 31, 1995 none of the distributions qualify for the dividends received deduction available to corporations.

   For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

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--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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Recycled Paper."]

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